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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                            -------------------------

                        DATE OF REPORT: JANUARY 15, 1997

                            -------------------------

                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            -------------------------

   Maryland                         0-2525                    31-0724920
----------------              ---------------------     ----------------------
(STATE OR OTHER               (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                            -------------------------

                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                            -------------------------

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ITEM  5.  OTHER EVENTS.

         On January 15, 1997, Huntington Bancshares Incorporated ("Huntington") issued a news release announcing its earnings for the fourth quarter and year ended ended December 31, 1996. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         Exhibit 99 -- News release of Huntington Bancshares Incorporated, dated January 15, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HUNTINGTON BANCSHARES INCORPORATED

Date:    January 20, 1997                   By:      /s/ John D. Van Fleet
                                                 -----------------------------
                                                     John D. Van Fleet
                                                     Senior Vice President and
                                                     Corporate Controller


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                                  EXHIBIT INDEX

 Exhibit No.                   Description                                        Page
 99    *                       Press Release of Huntington Bancshares
                               Incorporated issued on January 15, 1997.

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*  Filed with this report.
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